UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: February 21, 2024
RB Global, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Canada	001-13425	98-0626225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)
Two Westbrook Corporate Center, Suite 500, Westchester, Illinois, 60154
(Address of principal executive offices) (Zip Code)
(708) 492-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	RBA	New York Stock Exchange
Common Share Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On February 23, 2024, RB Global, Inc. (the "Company") issued a press release announcing its financial results for the year ended December 31, 2023. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

On February 21, 2024, the Company received an email from Ann Fandozzi tendering her resignation as a member of the Board of Directors (the “Board”) of the Company, effective immediately. Ms. Fandozzi was not a member of any Board committees prior to her resignation.

Ms. Fandozzi stated that her resignation was a result of her belief that the Company’s management is prioritizing short-term cost savings over long-term success and value creation, and also noted her concerns regarding loss of talent and certain customer relationships and lack of broader leadership. Ms. Fandozzi also asserted her belief that she has been excluded from Board committee meetings and executive sessions where key discussions and decisions are made. A copy of Ms. Fandozzi’s resignation email is included as Exhibit 17.1 to this Current Report on Form 8-K.

The Company has provided Ms. Fandozzi with a copy of this Current Report on Form 8-K no later than the date of its filing with the Securities and Exchange Commission and will provide Ms. Fandozzi with the opportunity to furnish the Company, as promptly as possible, with a letter addressed to the Company stating whether she agrees with the statements made by the Company in response to this Item 5.02 and, if not, stating the respects in which she does not agree.
Item 8.01 Other Events
On January 19, 2024, the Company announced that the Board declared a quarterly cash dividend of $0.27 per common share, payable on March 1, 2024, to shareholders of record on February 9, 2024.
Item 9.01 Financial Statements and Exhibits
(d)Exhibits

Exhibit Number	Description
17.1	Email from Ann Fandozzi, dated February 21, 2024
99.1	News release, dated February 23, 2024 issued by RB Global, Inc.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2024	RB Global, Inc.

	By:	/s/ Darren Watt
Darren Watt
Chief Legal Officer